UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 11, 2023
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 11, 2023, HP Inc. (the “Company”) issued a press release announcing the early tender results of its previously announced cash tender offer (the “Tender Offer”) for up to a maximum combined aggregate purchase price of $1.0 billion, including all early tender premiums but excluding accrued and unpaid interest, of its outstanding 3.400% Notes due June 17, 2030, 4.200% Notes due April 15, 2032, 1.450% Notes due June 17, 2026, 3.000% Notes due June 17, 2027, 4.000% Notes due April 15, 2029, 2.200% Notes due June 17, 2025 and 4.750% Notes due January 15, 2028 (collectively, the “Notes”).  The Company further announced that it is increasing the maximum aggregate purchase price of the Notes.  A copy of the news release announcing the early tender results and the upsizing of the maximum aggregate purchase price, and which describes the Tender Offer in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

On July 11, 2023, the Company also issued a press release announcing the pricing for the Tender Offer.  A copy of the news release announcing pricing for the Tender Offer is hereby incorporated by reference and attached hereto as Exhibit 99.2.

This Current Report on Form 8-K, including the press releases hereby incorporated by reference, is neither an offer to sell nor a solicitation of offers to buy any of the Notes.  The Tender Offer is not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	HP Inc. News Release dated July 11, 2023, announcing the early tender results and upsizing for the Tender Offer.
99.2	HP Inc. News Release dated July 11, 2023, announcing the pricing for the Tender Offer.
(104)	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

By:	/s/ RICK HANSEN
	Name:	Rick Hansen
Date: July 11, 2023	Title:	Deputy General Counsel, Corporate and Corporate Secretary